[Scudder Investments logo]

Scudder Global Fund

Class AARP and Class S Shares

Semiannual Report

February 28, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Global Fund	Ticker Symbol	Fund Number
Class AARP	ACOBX	107
Class S	SCOBX	007

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

In the down market of the past two years, Scudder Global Fund has demonstrated the value of a steady, long term approach to investing. At a time when the day-to-day movement of the markets has been receiving a great deal of attention, the fund's management team has sought to capitalize on longer term themes that can take many years to unfold. The benefit of such an approach is that the portfolio can take advantage of important trends in the global economy, trends that can have a greater long-term impact on the performance of individual stocks than the most recent economic report or earnings release.

While past performance is no guarantee of future results, of course, this approach has paid off for the fund at a time when the returns of the broad market indices have been weak. Over the two-year interval ended February 28, 2002 - a period that encompasses the entire bear market in global equities - the fund's unmanaged benchmark returned -14.30 percent. At the same time, Global Fund's Class S shares produced a return of -9.90 percent. While we understand that investors are never comfortable with negative returns, we believe the fund's showing in comparison to its benchmark underscores the continued importance of a steady, long-term approach to investing.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Global Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary February 28, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Global Fund - Class S	-6.05%	-14.17%	.70%	4.57%	8.51%
MSCI World Index+	-4.85%	-14.32%	-4.46%	4.05%	8.02%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

	6-Month	1-Year	Life of Class**
Scudder Global Fund - Class AARP	-6.04%	-14.16%	-14.15%
MSCI World Index+	-4.85%	-14.32%	-18.38%

** On September 11, 2000, the Fund commenced offering Class AARP shares. Index comparison begins September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/02	$ 21.15	$ 21.14
8/31/01	$ 23.16	$ 23.15
Distribution Information: Six Months: Income Dividends	$ .47	$ .47
Capital Gains Distributions	$ .15	$ .15

Class S Lipper Rankings - Global Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	146	of	293	50
3-Year	92	of	215	43
5-Year	72	of	134	54
10-Year	13	of	27	43

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Global Fund - Class S -- MSCI World Index+

Yearly periods ended February 28

Comparative Results
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,583	$10,211	$12,503	$22,630
	Average annual total return	-14.17%	.70%	4.57%	8.51%
MSCI World Index+	Growth of $10,000	$8,568	$8,720	$12,196	$21,638
	Average annual total return	-14.32%	-4.46%	4.05%	8.02%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes may differ; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Portfolio Manager William Holzer discusses Scudder Global Fund's strategy and the market environment during the six-month period ended February 28, 2002.

Q: Please discuss the market environment for the global stock markets during the past six months.

A: The past half-year was marked by several significant turning points. First, of course, were the attacks of September 11, which tipped the already-fragile U.S. economy into a recession. Markets around the world initially swooned in response to this development, but hope soon began to emerge that the U.S. economy would recover more quickly than was initially expected. While this notion spurred a ferocious revival in the global markets over the final three months of 2001, the rally was cut short early in 2002 when the collapse of Enron shook investors' confidence and forced corporations - which were already under pressure from slower growth and intense competitive pressures - to adopt tighter standards for financial reporting.

Overseas, Europe continued to suffer from stagnant economic conditions and a slowdown in much-needed structural reforms, both of which contributed to lower stock prices and a decline in the value of the euro (the continent's common currency). In Japan, the economy continued to suffer as the government remained unable to engineer an effective solution for the country's problems, fueling fears that a bank crisis was imminent. As was the case in Europe, dollar-based investors were hurt by the combination of declining stock prices and a steep decline in the value of the yen, Japan's currency. Overall, the global markets endured exceptionally high levels of volatility en route to posting negative returns for the period.

Q: How did the fund perform during the reporting period?

A: Global Fund underperformed its unmanaged benchmark during the six months ended February 28, 2002. The fund's S shares returned -6.05 percent for the period, compared to -4.85 percent for the MSCI World Index. The bulk of the fund's underperformance occurred during the fourth calendar quarter, during which it trailed the index by over two percentage points in a positive market. The fund's relative performance subsequently improved when stocks turned south in the first calendar quarter of 2002, but could not make up for the ground it lost when the market was rallying in the final three months of 2001.

This is consistent with the fund's past performance: When the markets are soaring and high-valuation growth stocks are leading the way (as was the case in the fourth quarter), our theme-based, value-driven approach generally causes the fund to lag the major indices. However, at the times when the market is experiencing difficulties - as has been the case over the past two years - the portfolio tends to outperform. In fact, Global Fund outperformed the benchmark in both the 2000 and 2001 calendar years, during which most major world stock markets lost ground.

The fund's long-term record remains favorable as well, as it has beaten both its benchmark and its Lipper peer group (Global Funds) over the one-, three-, five-, and ten-year periods.1 In addition, the fund has received an overall Morningstar ranking of 4 stars for the period ended February 28.2

1 Scudder Global Fund (Class S shares) ranked 146, 92, 72, and 13 for the 1-, 3-, 5-, and 10-year periods as of 2/28/02. There were 293, 215, 134, and 27 funds, respectively, in Lipper's Global Funds category. Ranking is based on the fund's total return during the periods cited. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of 2/28/02.
2 Class S shares received a 4-star Overall Morningstar Rating in the International Funds category, reflecting Morningstar ratings for the following periods as of February 28, 2002; 3-year, 3 stars; 5-year, 4 stars; and 10-year, 4 stars. For these periods, there were 1388, 919, and 172 funds, respectively, in Morningstar's International Funds category. Ratings are for the S share class only; other classes may vary. Source: Morningstar, Inc. as of February 28, 2002.
Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund performance below the 90-day T-bill. The Overall Morningstar Rating™ is derived from a weighted average of its applicable 3-,5-, and 10-year Morningstar rating metrics. The top 10 percent of the funds in a rating category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars, and the bottom 10 percent receive 1 star. Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost. Please call or visit our Web site for the most recent performance information.

Q: How do you manage the fund?

A: Based on our firm's independent research, we strive to uncover the important longer-term themes driving the global economy, then we invest in well-managed, fundamentally sound companies that we believe can capitalize on these themes. This approach enables us to emphasize companies that can benefit from positive trends that we believe will transcend the short-term movements of the markets.

At the same time, we are striving to minimize portfolio risk. First, we look at the construction of the portfolio to ensure that it is properly diversified among the investment risks presented by each of its themes. As a result of this effort, the portfolio is well-diversified among a wide range of companies and industry sectors. This is particularly important at a time of high market volatility. Second, we employ fundamental research to ensure that companies we hold in the fund have strong balance sheets and significant free cash flow. Our view is that companies with these characteristics will be better equipped to cope with the challenges posed by the changing global economy.

We believe that this long-term approach and focus on broader themes - rather than a day-to-day concern with the latest piece of news - has been a key factor in the fund's solid long-term performance record.

Q: What themes are you focusing on at the present time?

A: The fund's themes are a result of our broader outlook for the global economy. Our fundamental view right now is essentially the same as that which we have held for the past two years: namely, that companies around the world are entering a period where profitability will be harder to achieve due to an increasingly competitive marketplace. We believe that profitability will also be pressured as new factors such as the baby boom generation's desire to protect its vast accumulated wealth, increased government involvement in the free markets such as wealth sharing and redistribution, and the regulation of dominant new industries become important features of the global economy. The portfolio has been positioned for declining company returns for more than two years as a result of these various factors. The main emphasis has been divided among three main themes:

First is the Virtual Corporations theme (6.6 percent of assets as of February 28), which invests in high-potential companies that exploit knowledge and intellectual capital rather than hard assets. The stocks we hold under this theme produced positive returns for the fund during the reporting period. The biotech firm Immunex, which was taken over by Amgen during the period, was a top performer with a return of 65.36 percent. Since stocks that fit within the Virtual Corporations theme tend to be volatile, we seek to manage risk by limiting the size of our exposure and by diversifying widely among individual stocks.

Second, we are investing in companies with the scale and balance sheet strength to survive a tough competitive environment under the Ultimate Subcontractor (22.8 percent of assets) and Scale Subcontractors (25.2 percent of assets) themes. The first of these invests in companies that have the potential to benefit from reduced production capacity in raw materials industries such as energy and mining. This portion of the fund performed well during the period, as materials holdings such as Aracruz were boosted by hopes for an improved economic environment. However, our holdings in oil companies under this theme (such as Exxon Mobil, Phillips Petroleum, and Conoco) did not perform as well. These companies are subject to short-term movements in oil prices, but they have strong balance sheets and excellent cash flow, both of which are important investment criteria on a longer-term basis.

Scale Subcontractors invests in companies whose size and financial strength allow them to reduce profit margins in order to gain market share. This theme focuses on finding the "survivors" of this challenging business environment. Companies we hold in this area posted a small loss for the period as poor performance among stocks in the technology and telecommunications sectors (such as EMC, AT&T, Hewlett-Packard, and Vodafone) were offset by stability in pharmaceuticals (Schering AG, American Home Products) and defense (Lockheed Martin).

Third, under the New Annuities theme (21.1 percent of assets), we invest in companies that hold long-lived assets with more predictable and stable long-term returns. We believe that these characteristics are both valuable and scarce at a time when wealth preservation is an important objective for investors. Our analysis is that infrastructure, or established media content can exhibit the characteristics that we seek. Examples include Vinci, a European construction company that builds and operates toll roads in Europe; National Grid, the company that owns and operates the electricity distribution network in the UK; and AOL Time Warner, the diversified global media company.

Q: What are the secondary themes in which the fund is invested?

A: We continue to hold a position in Japanese companies. We believe that the inevitable restructuring of the financial system in Japan is drawing closer, and that the final stages of the crisis will represent an investment opportunity. We have also begun building positions in companies that stand to benefit from the powerful growth of the Chinese economy, including the Asian banks DBS Group Holdings, Bank of East Asia, and Kookmin Bank, and China Mobile, the major mobile telecommunications company.

Q: What is your outlook for the global markets?

A: We believe that stocks will remain exceptionally volatile in the months ahead. For shareholders, it is important to remember that in this type of environment there will inevitably be times when the fund underperforms in the short term. However, we believe the fund's long-term performance is the best measure of our management style.

Looking ahead, we believe the global economy is about to enter a new, long cycle that will be more challenging than the strong growth environment we have experienced during the past ten years. While we believe the absolute returns of major market indices should be relatively subdued in this new phase, we expect that our investment approach will be well-suited to generate outperformance in such an environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary February 28, 2002

Geographical (Excludes Cash Equivalents)	2/28/02	8/31/01

United States and Canada	47%	46%
Europe	35%	35%
Japan	10%	12%
Pacific Basin	6%	4%
Africa	1%	2%
Latin America	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/28/02	8/31/01

Metals and Minerals	13%	13%
Financial	13%	16%
Manufacturing	12%	11%
Energy	11%	14%
Health	9%	9%
Utilities	7%	6%
Technology	6%	5%
Service Industries	5%	5%
Communications	5%	5%
Other	19%	16%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2002 (15.7% of Portfolio)
1. Rio Tinto PLC Operator of a mining, manufacturing and development company	United Kingdom	1.9%
2. Aventis SA Manufacturer of life science products	France	1.7%
3. BOC Group PLC Provider of chemical products	United Kingdom	1.6%
4. Barrick Gold Corp. Explorer and producer of gold	Canada	1.6%
5. American Home Products Corp. Manufacturer and retailer of pharmaceuticals and consumer health care products	United States	1.6%
6. Schering AG Producer of pharmaceuticals and industrial chemicals	Germany	1.5%
7. Lockheed Martin Corp. Manufacturer of aircraft, missiles and space equipment	United States	1.5%
8. Immunex Corp. Developer of biopharmaceutical products	United States	1.5%
9. Anadarko Petroleum Corp. Explorer and producer of crude oil and natural gas	United States	1.4%
10. Exelon Corp. Distributor of electricity and gas	United States	1.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 93.9%
Australia 2.5%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	2,135,168	13,018,543
WMC Ltd. (Developer of varied mineral products)	2,817,751	13,989,119
		27,007,662
Brazil 1.3%
Aracruz Celulose SA "B" (pfd.) (ADR) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	659,150	13,710,320
Canada 5.8%
Alberta Energy Co., Ltd. (Producer of oil and gas)	99,600	4,217,337
Alcan, Inc. (Manufacturer of aluminum and finished products)	192,494	7,791,538
Barrick Gold Corp. (Explorer and producer of gold)	966,400	17,443,520
BCE, Inc. (Provider of telecommunication services)	559,419	11,688,310
Canadian National Railway Co. (Operator of railroads)	217,600	10,964,194
Placer Dome, Inc. (Miner of gold, silver and copper)	761,000	8,823,877
Potash Corp. of Saskatchewan, Inc. (Producer of potash, phosphate and nitrogen)	22,992	1,419,495
		62,348,271
China 0.2%
American Standard China "B"* (Producer of plumbing products) (b)	526	1,524,080
France 5.2%
Aventis SA (Manufacturer of life science products)	242,125	18,040,299
Compagnie de Saint-Gobain (Manufacturer of glass)	51,782	8,076,315
Eurotunnel SA* (Designer, financier and constructor of the Eurotunnel)	6,087,902(e)	5,342,678
Suez SA (Builder of water treatment plants)	469,280	13,129,793
Vinci SA (Builder of roads and provider of engineering and construction services)	117,551	7,200,877
Vivendi Universal SA (Operator of music, television, film and telecommunication businesses)	117,565	4,584,594
		56,374,556
Germany 8.4%
Bayer AG (Producer of chemical products)	423,068	13,491,064
Deutsche Lufthansa AG (Operator of international airline services)	227,121	3,522,617
Deutsche Post AG (Provider of mail delivery services)	401,138	5,193,379
E.On AG (Distributor of oil and chemicals)	218,374	10,739,580
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses)	82,827	3,562,436
KarstadtQuelle AG (Operator of department stores)	337,165	12,011,474
MAN AG (Operator of a commodities trading company)	165,337	3,893,223
Metro AG (Operator of building, clothing, electronic and food stores)	309,674	10,251,789
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	47,949	11,728,107
Schering AG (Producer of pharmaceuticals and industrial chemicals)	269,976	16,209,632
		90,603,301
Hong Kong 1.9%
Bank of East Asia Ltd. (Provider of banking services)	2,886,000	5,495,028
China Mobile Ltd.* (Provider of cellular telecommunication services)	2,198,000	6,340,994
China Mobile Ltd.* (ADR) (Provider of cellular telecommunication services)	175,000	2,523,500
CLP Holdings Ltd. (Holder with interest in electric utility companies)	1,495,500	6,001,750
		20,361,272
Italy 0.8%
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	841,900	9,100,198
Japan 9.5%
Canon, Inc. (Producer of visual image and information equipment)	267,000	9,371,225
Chugai Pharmaceutical Co., Ltd. (Producer of pharmaceuticals)	687,000	7,125,777
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	736,000	4,466,949
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools)	103,000	5,272,367
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	285,000	3,457,325
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	1,346,000	9,428,296
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	1,262,000	9,387,674
Nikko Cordial Corp. (Provider of broker and dealer services)	549,000	2,115,884
Nomura Holdings, Inc. (Provider of financial services)	545,000	6,240,225
NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment)	563	5,856,464
Sankyo Co., Ltd. (Producer of ethical drugs)	438,800	6,419,862
Sony Corp. (Manufacturer of consumer electronic products)	233,000	10,601,609
Teijin Ltd. (Manufacturer of polyester products)	2,773,000	9,338,447
Toshiba Corp. (Manufacturer of general electronics)	1,382,000	5,119,476
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	328,000	8,566,660
		102,768,240
Korea 1.2%
Kookmin Bank (Provider of commercial banking services)	87,344	3,834,712
Korea Electric Power Corp. (Operator of an electric utility company)	559,940	9,319,596
		13,154,308
Netherlands 1.2%
Koninklijke KPN NV* (Provider of telecommunication services)	1,090,900	5,232,316
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	260,546	7,758,334
		12,990,650
Peru 0.4%
Compania de Minas Buenaventura SA "B" (ADR) (Operator of silver mining, copper and gold exploration and development business)	182,100	4,718,211
Singapore 0.3%
DBS Group Holdings Ltd. (Provider of banking and financing services)	489,000	3,604,915
South Africa 1.4%
Anglo American Platinum Corp., Ltd. (ADR) (Producer of platinum)	178,251	7,315,421
Impala Platinum Holdings Ltd. (ADR) (Miner of platinum)	149,200	7,753,924
		15,069,345
Switzerland 2.6%
Novartis AG (Manufacturer of pharmaceutical and nutrition products)	285,857	10,905,751
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	132,731	11,985,049
Syngenta AG* (Producer of seeds and chemicals for crop protection)	91,956	5,098,432
		27,989,232
United Kingdom 10.5%
BOC Group PLC (Producer of chemical products)	1,199,155	17,726,434
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	570,137	13,930,870
Great Universal Stores PLC "A" (Operator of catalog home shopping, retailing, finance and property investment service)	1,317,762	12,886,881
National Grid Group PLC (Operator of electricity and telecom networks)	2,194,137	14,374,820
Railtrack Group PLC (Operator of railway infrastructure) (b)	1,954,775	2,077,877
Reuters Group PLC (Provider of international news and information)	1,333,350	9,902,325
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	1,036,691	20,893,472
Shell Transport & Trading PLC (Provider of various energy sources and related services)	1,688,323	11,772,871
Vodafone Group PLC (Provider of mobile telecommunication services)	5,049,221	9,571,498
		113,137,048
United States 40.7%
Allegheny Energy, Inc. (Holder with interest in electric utility companies)	219,000	7,570,830
Amerada Hess Corp. (Explorer and producer of crude oil and natural gas)	122,700	8,499,429
American Home Products Corp. (Manufacturer and retailer of pharmaceuticals and consumer health care products)	264,300	16,796,265
American International Group, Inc. (Provider of insurance services)	104,800	7,752,056
Anadarko Petroleum Corp. (Explorer and producer of crude oil and natural gas)	295,200	15,379,920
AOL Time Warner, Inc.* (Provider of entertainment, news and Internet brands across converging forms of media)	227,600	5,644,480
AT&T Corp.* (Provider of telecommunication services)	695,600	10,809,624
Automatic Data Processing, Inc. (Provider of various data processing services)	106,100	5,592,531
Boston Properties, Inc. (REIT) (Developer of commercial and industrial real estate)	358,072	13,488,572
Burlington Resources, Inc. (Explorer and producer of crude oil and natural gas)	325,800	12,243,564
Calpine Corp. (Operator of power generation facilities)	789,300	5,801,355
Comcast Corp. "A"* (Provider of cable television, sound and telecommunication systems)	294,360	9,969,973
Conoco, Inc. (Explorer and producer of oil and natural gas)	473,600	13,099,776
Dow Chemical Co. (Producer of chemicals)	282,800	8,845,984
eBay, Inc.* (Provider of on-line auction services)	40,500	2,108,025
Edison International (Holder for electric utility company)	812,600	12,839,080
Electronic Arts, Inc.* (Developer and marketer of entertainment software)	78,800	4,241,016
Electronic Data Systems Corp. (Provider of information technology systems)	250,600	14,792,918
EMC Corp.* (Provider of enterprise storage systems, software, networks and services)	704,800	7,682,320
Equity Residential Properties Trust (REIT) (Operator of multifamily properties containing apartments)	479,500	12,922,525
Exelon Corp. (Distributor of electricity and gas)	304,575	15,009,456
Exxon Mobil Corp. (Explorer and producer of oil and gas)	304,600	12,579,980
Genzyme Corp.* (General Division) (Operator of diversified, integrated human health care company)	69,200	3,071,096
Guidant Corp. (Developer and manufacturer of products used in minimally invasive surgery)	135,200	5,610,800
Hewlett-Packard Co. (Provider of imaging and printing systems and information technology services)	266,200	5,355,944
Human Genome Sciences, Inc.* (Licenser of a proprietary database of genes and partial gene sequences)	231,400	4,748,328
Immunex Corp.* (Developer of biopharmaceutical products)	560,990	16,122,853
Intel Corp. (Designer, manufacturer and seller of computer components and related products)	375,700	10,726,235
International Business Machines Corp. (Manufacturer of computers and provider of information processing services)	86,331	8,470,798
International Paper Co. (Manufacturer of paper, pulp and wood products)	248,400	10,867,500
Intuit, Inc. (Provider of financial software for households and small businesses)	78,900	2,989,521
KPMG Consulting, Inc.* (Implementor of e-business strategies)	381,400	6,685,942
Liberty Media Corp. "A" (Owner of video programming, communications and Internet businesses)	957,704	12,258,611
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment)	286,200	16,144,542
Manulife Financial Corp. (Provider of financial services)	392,500	10,165,221
Merck & Co., Inc. (Provider of pharmaceuticals)	97,300	5,967,409
Microsoft Corp. (Developer of computer software)	154,300	9,001,862
Newmont Mining Corp. (Explorer and miner of gold)	595,700	14,368,284
Phillips Petroleum Co. (Explorer, producer and refiner of petroleum)	189,500	11,201,345
Sabre Group Holdings Corp.* (Provider of on-line travel reservation capabilities)	296,400	13,044,564
St. Paul Companies, Inc. (Provider of insurance products and services)	117,000	5,721,300
Stillwater Mining Co.* (Explorer of platinum and palladium mining products)	550,750	9,665,663
Unocal Corp. (Explorer and producer of oil and gas)	329,000	11,820,970
UnumProvident Corp. (Provider of group disability and special risk insurance)	195,100	5,525,232
USEC, Inc. (Provider of enriched uranium products and services)	1,730,400	11,905,152
Viacom, Inc. "B"* (Provider of entertainment and publishing services)	87,200	4,059,160
		439,168,011
Total Common Stocks (Cost $1,017,303,397)		1,013,629,620
	Principal Amount ($) (c)	Value ($)
Foreign Bonds - Non-U.S.$ Denominated 4.9%
Germany
Bundesobligation, Series 137, 5.0%, 2/17/2006 (Cost $55,483,478)	EUR 59,000,000	52,351,939

Participating Loan Notes 0.3%
Luxembourg
Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to 12/31/2005, 1.0% plus 26.45% of net available cash flows to 4/30/2040 (Cost $5,246,148)	3,951(d)	3,656,172

Repurchase Agreements 0.9%
Salomon Smith Barney, 1.89% to be repurchased at $9,585,503 on 3/1/2002** (Cost $9,585,000)	9,585,000	9,585,000
Total Investment Portfolio - 100.0% (Cost $1,087,618,023) (a)		1,079,222,731

* Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $1,090,866,761. At February 28, 2002, net unrealized depreciation for all securities based on tax cost was $11,644,030. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $154,315,920 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $165,959,950.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors amounted to $3,601,957 (0.33% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at February 28, 2002 aggregated $27,291,570. These securities may also have certain restrictions as to resale.
(c) Principal amount stated in U.S. dollars unless otherwise noted.
(d) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.
(e) Represents number of units.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $1,087,618,023)	$ 1,079,222,731
Cash	968
Dividends receivable	1,369,608
Interest receivable	84,774
Receivable for Fund shares sold	149,746
Foreign taxes recoverable	769,900
Unrealized appreciation on forward foreign currency exchange contracts	426,319
Total assets	1,082,024,046
Liabilities
Payable for Fund shares redeemed	2,039,272
Accrued management fee	959,139
Other accrued expenses and payables	588,282
Total liabilities	3,586,693
Net assets, at value	$ 1,078,437,353
Net Assets
Net assets consist of: Undistributed net investment income (loss)	5,108,955
Net unrealized appreciation (depreciation) on: Investments	(8,395,292)
Foreign currency related transactions	386,684
Accumulated net realized gain (loss)	(76,732,132)
Paid-in capital	1,158,069,138
Net assets, at value	$ 1,078,437,353

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($110,190,643 / 5,210,498 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.15
Class S Net Asset Value, offering and redemption price per share ($933,934,113 / 44,176,180 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.14
Class A Net Asset Value and redemption price per share ($17,966,998 / 849,002 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 21.16
Maximum offering price per share (100 / 94.25 of $21.16)	$ 22.45
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,600,615 / 546,654 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 21.22
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,744,984 / 223,663 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 21.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $350,454)	$ 7,194,681
Interest	1,633,854
Total Income	8,828,535
Expenses: Management fee	5,423,636
Administrative fee	2,112,616
Distribution service fees	103,528
Directors' fees and expenses	12,300
Other	12,569
Total expenses	7,664,649
Net investment income (loss)	1,163,886
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(61,376,527)
Foreign currency related transactions	4,336,346
(57,040,181)
Net unrealized appreciation (depreciation) during the period on: Investments	(23,049,536)
Foreign currency related transactions	5,149,550
(17,899,986)
Net gain (loss) on investment transactions	(74,940,167)
Net increase (decrease) in net assets resulting from operations	$ (73,776,281)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Year Ended August 31, 2001
Operations: Net investment income	$ 1,163,886	$ 11,827,178
Net realized gain (loss) on investment transactions	(57,040,181)	11,967,777
Net unrealized appreciation (depreciation) on investment transactions during the period	(17,899,986)	(279,616,279)
Net increase (decrease) in net assets resulting from operations	(73,776,281)	(255,821,324)
Distributions to shareholders from: Net investment income: Class AARP	(2,404,814)	(323,058)
Class S	(20,688,892)	(12,146,214)
Class A	(314,138)	-
Class B	(122,266)	-
Class C	(49,381)	-
Net realized gains: Class AARP	(791,262)	(608,399)
Class S	(6,807,516)	(166,172,931)
Class A	(117,200)	-
Class B	(83,420)	-
Class C	(32,842)	-
Fund share transactions: Proceeds from shares sold	309,205,936	1,278,950,089
Net assets acquired in tax-free reorganizations	-	216,231,800
Reinvestment of distributions	29,586,864	170,963,163
Cost of shares redeemed	(407,177,714)	(1,530,947,040)
Net increase (decrease) in net assets from Fund share transactions	(68,384,914)	135,198,012
Increase (decrease) in net assets	(173,572,926)	(299,873,914)
Net assets at beginning of period	1,252,010,279	1,551,884,193
Net assets at end of period (including undistributed net investment income of $5,108,955 and $27,524,560, respectively)	$ 1,078,437,353	$ 1,252,010,279

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.16	$ 27.40
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.22
Net realized and unrealized gain (loss) on investment transactions	(1.41)	(4.31)
Total from investment operations	(1.39)	(4.09)
Less distributions from: Net investment income	(.47)	(.05)
Net realized gains on investment transactions	(.15)	(.10)
Total distributions	(.62)	(.15)
Net asset value, end of period	$ 21.15	$ 23.16
Total Return (%)	(6.04)**	(14.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	126
Ratio of expenses (%)	1.35*	1.30d*
Ratio of net investment income (loss) (%)	.11e**	.90*
Portfolio turnover rate (%)	34*	40

a For the six months ended February 28, 2002 (Unaudited).
b For the period from September 11, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
c Based on average shares outstanding during the period.
d The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.
e The ratio for the six months ended February 28, 2002 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class S

Years Ended August 31,	2002[a]	2001	2000	1999[b]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 23.15	$ 31.36	$ 31.25	$ 31.30	$ 32.41	$ 33.67	$ 28.73
Income (loss) from investment operations:
Net investment income (loss)[d]	.02	.21	.53[e]	.02	.23	.38	.17
Net realized and unrealized gain (loss) on investment transactions	(1.41)	(4.77)	3.69	(.07)	1.82	3.82	6.58
Total from investment operations	(1.39)	(4.56)	4.22	(.05)	2.05	4.20	6.75
Less distributions from: Net investment income	(.47)	(.25)	(.20)	-	(.55)	(.88)	(.28)
Net realized gains on investment transactions	(.15)	(3.40)	(3.91)	-	(2.61)	(4.58)	(1.53)
Total distributions	(.62)	(3.65)	(4.11)	-	(3.16)	(5.46)	(1.81)
Net asset value, end of period	$ 21.14	$ 23.15	$ 31.36	$ 31.25	$ 31.30	$ 32.41	$ 33.67
Total Return (%)	(6.05)**	(16.34)	13.83	(.16)**	7.18	14.93	24.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	934	1,090	1,552	1,553	1,610	1,766	1,604
Ratio of expenses (%)	1.35*	1.34[f]	1.33[g]	1.36*	1.35	1.34	1.37
Ratio of net investment income (loss) (%)	.11h**	.86	1.71[e]	.44*	.79	1.19	.59
Portfolio turnover rate (%)	34*	40	60	29*	70	51	41

a For the six months ended February 28, 2002 (Unaudited).
b For the two months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from June 30 to August 31.
c For the years ended June 30.
d Based on average shares outstanding during the period.
e Net investment income per share includes non-recurring dividend income amounting to $.29 per share; the ratio of net investment income excluding the non-recurring dividend is .77%.
f The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.
g The ratio of operating expenses excluding costs incurred in connection with the reorganization was 1.32%.
h The ratio for the six months ended February 28, 2002 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through August 31, 2001, the Fund incurred approximately $13,879,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2002.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $192,168,702 and $228,368,394, respectively. Purchases and sales of direct U.S. Government obligations aggregated $0 and $33,532,523, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.97% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. On April 5, 2002, ZSI was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas, Inc.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.40%, 0.45% and 0.425% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with ZSI provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended February 28, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2002
Class AARP	$ 212,059	$ 32,093
Class S	1,829,768	272,634
Class A	34,469	5,721
Class B	26,577	4,269
Class C	9,743	1,615
	$ 2,112,616	$ 316,332

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2002
Class B	$ 44,295	$ 7,114
Class C	17,194	2,851
	$ 61,489	$ 9,965

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 21,543	$ 4,650
Class B	14,765	2,721
Class C	5,731	1,022
	$ 42,039	$ 8,393

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2002 aggregated $1,676.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2002, there was no CDSC for Class B and C shares.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Commitments

As of February 28, 2002, the Fund had entered into the following forward foreign currency exchange contract:

Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (USD)
JPY 7,533,633,000	USD 57,000,000	5/7/02	426,319

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisition of Assets

On September 11, 2000, the Fund acquired all of the net assets of AARP Global Growth Fund pursuant to a plan of reorganization approved by shareholders of the Fund on July 17, 2000. The acquisition was accomplished by a tax-free exchange of 6,585,535 shares of the Fund for 9,527,105 shares of AARP Global Growth Fund outstanding on September 11, 2000. AARP Global Growth Fund's net assets at that date ($180,443,657), including $19,125,435 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,515,022,328. The combined net assets of the Fund immediately following the acquisition were $1,695,465,985.

In addition, on June 18, 2001, the Fund acquired all of the net assets of Kemper Global Blue Chip Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 711,048 Class A shares, 549,897 Class B shares and 195,056 Class C shares of the Fund, respectively, for 1,530,434 Class A shares, 1,224,762 Class B shares and 433,339 Class C shares of Kemper Global Blue Chip Fund, respectively, outstanding on June 18, 2001. Kemper Global Blue Chip Fund's net assets at that date ($35,788,143), including $527,898 of net unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisition were $1,322,559,552. The combined net assets of the Fund immediately following the acquisition were $1,358,347,695.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	72,443	$ 1,568,291	367,099	$ 9,450,755*
Class S	12,496,657	267,675,793	49,753,285	1,257,596,468
Class A	1,744,761	37,347,564	440,862	10,389,599**
Class B	69,465	1,497,300	43,611	1,033,853**
Class C	52,026	1,116,988	20,157	479,414**
		$ 309,205,936		$ 1,278,950,089
Shares issued in tax-free reorganizations
Class AARP	-	$ -	6,585,535	$ 180,443,657
Class A	-	-	711,048	17,477,330
Class B	-	-	549,897	13,516,379
Class C	-	-	195,056	4,794,434
		$ -		$ 216,231,800
Shares issued to shareholders in reinvestment of distributions
Class AARP	140,243	$ 3,002,595	33,326	$ 885,114*
Class S	1,209,092	25,886,662	6,179,321	170,078,049
Class A	19,472	417,478	-	-
Class B	9,272	199,639	-	-
Class C	3,740	80,490	-	-
		$ 29,586,864		$ 170,963,163
Shares redeemed
Class AARP	(448,175)	$ (9,644,063)	(1,539,973)	$ (39,159,816)*
Class S	(16,607,440)	(357,792,117)	(58,338,164)	(1,482,322,480)
Class A	(1,707,936)	(36,935,512)	(359,205)	(8,457,298)**
Class B	(94,589)	(2,032,861)	(31,002)	(733,377)**
Class C	(35,668)	(773,161)	(11,648)	(274,069)**
		$ (407,177,714)		$ (1,530,947,040)
Net increase (decrease)
Class AARP	(235,489)	$ (5,073,177)	5,445,987	$ 151,619,710*
Class S	(2,901,691)	(64,229,662)	(2,405,558)	(54,647,963)
Class A	56,297	829,530	792,705	19,409,631**
Class B	(15,852)	(335,922)	562,506	13,816,855**
Class C	20,098	424,317	203,565	4,999,779**
		$ (68,384,914)		$ 135,198,012

* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.
** For the period from June 18, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders --
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence - Norwell, P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence - Norwell,
P.O. Box 219669, Kansas City, MO 64121-9669.